SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                          July 12, 2005 (July 7, 2005)

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Utah                          0-22515             20-0612376
-------------------------------    ------------------------ -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)


                    545 West 500 South, Bountiful, Utah 84010
                    (Address of principal executive offices)


                                 (801) 677-7673

               Registrant's telephone number, including area code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On July 12, 2005, the Company issued a press release relating to its shares of common stock being traded on the Over the Counter Bulletin Board. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.


ITEM 8.01. Other Events

John Winterholler, President and Chief Executive Officer of the Company was interviewed by www.ceocast.com on July 7, 2005 and disclosed that the Company intends to move into the retail setting and open retail outlets across the country over the next several years to introduce the product at the local level. Retail outlets will also allow for same day delivery, including same day manufacturing of the printed flowers.


ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

-------------------------- -----------------------------------------------------
Exhibit Number             Description
-------------------------- -----------------------------------------------------
99.1                       Press release issued July 11, 2005 relating to shares
                           of  common stock being traded on the Over the Counter
                           Bulletin Board
-------------------------- -----------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2005


Speaking Roses International, Inc.

By:  /s/ John W. Winterholler
     -------------------------------------
         John W. Winterholler,
         Chief Executive Officer


                                      -2-